UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-22543)

KKR Income Opportunities Fund

(Exact name of registrant as specified in charter)

555 California Street, 50th Floor

San Francisco, CA 94104

(Address of principal executive offices) (Zip code)

Annette O’Donnell-Butner

KKR Credit Advisors (US) LLC

555 California Street, 50th Floor

San Francisco, CA 94104

(Name and address of agent for service)

(415) 315-3620

Registrant’s telephone number, including area code

Date of fiscal year end: October 31, 2022

Date of reporting period: April 30, 2022

Item 1. Reports to Stockholders.

KKR Income Opportunities Fund

Semi-Annual Report

April 30, 2022

Income Opportunities Fund	April 30, 2022 (Unaudited)

The KKR Income Opportunities Fund (the “Fund”) files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year. For periods ending on or prior to January 31, 2019, the Fund has filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. For periods ending on or after April 30, 2019, the Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT within sixty days after the end of the period. The Fund’s Forms N-Q and Forms N-PORT are available on the Commission’s website at www.sec.gov or on request by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent year ended June 30 will be available (i) without charge, upon request, by calling 855-862-6092; and (ii) on the Commission’s website at http://www.sec.gov.

INFORMATION ABOUT THE FUND’S TRUSTEES

The proxy statements and annual reports include information about the Fund’s Trustees and are available without charge, upon request, by calling 855-862-6092 and by visiting the Commission’s website at www.sec.gov or the Fund’s website at www.kkrfunds.com/kio.

Income Opportunities Fund	April 30, 2022 (Unaudited)

Management Discussion of Fund Performance

Looking Back on the Markets — April 30, 2022

As we began to witness this January, 2022 was certainly going to look and feel very different than the year prior. Closing out 2021 the market began to grapple with discrepancies in perception versus reality after a year of unprecedented and record-breaking issuance, performance and deal activity. January quickly snapped us back to the staunch reality of inflationary pressures, a hawkish Fed and an increasingly tepid market environment. Many of the market’s performance drivers over the last 24 months were borne out of the crisis manifested from the onset of COVID-19 in the first quarter of 2020. We are now starting to witness expansive ripple effects unfold as the Fed sits between a rock and a hard place to combat historically high levels of inflation and a devastating war in Europe that has sent geopolitical shockwaves through the global markets.

The S&P is off to its worst start since 1939 and the NASDAQ has sold off nearly 21% as of April 30th,1 catapulting a shutdown of the IPO market and igniting a new fear of slowing growth. On the credit side, the globalization of markets over the last decade, which also fueled growth, is starting to experience the impacts of the impending Fed unwind. Although we have been highlighting this for some time, it is now apparent due to the exacerbated market conditions which have prompted volatility in asset pricing, currencies and FX derivatives and fund flows across the ecosystem. Importantly, this market is now highlighting the decoupling of the stock market and credit markets which will be an important dynamic for portfolio construction and asset allocation across investment portfolios. Additionally, given the intrinsic relationship between fund flows and market making — this event kick started a domino effect on the heels of Russia’s invasion of Ukraine — the primary credit calendar froze and universally stalled capital markets activities. This resulted in the redirection of deal flow from issuers and simultaneously ignited private credit market activity. We are now experiencing credit moving from one segment of the market as a result of the volatility and decoupling effect to another segment — privates. Private credit investors have been excited about this recent flow as it brings forth bigger businesses and capital structures to lend to. On the rate side, the short end of the curve first experienced considerable movement and then flipped to the long end in the last weeks of April. Long duration assets such as investment grade bonds and high yield BB’s endured rate pain while floating rate leveraged loans weathered the mark to market storm, ending the quarter near flat. As a stark pall of uncertainty ensued, cash reserves continued to increase and pending mergers and acquisitions sought to find a new capital base and home. However, it is important to highlight that the increased dispersion in the market is more tied to technical headwinds than it is to fundamentals.

As the March 16th Federal Open Market Committee (“FOMC”) meeting grew near, we saw the market find more of its footing, albeit cautiously and almost akin to a sigh of relief, as Fed Chair Powell finally confirmed what the market and market participants already were expecting: a 25 basis point increase to the Federal Funds rate. With the FOMC meeting under our belts and now the great debate focused on how many hikes we could potentially see in 2022, the global credit markets continued to recalibrate with large inflows into bank loans and outflows out of high yield. The outsized swath of flows, both institutional and retail, were moderated by the on-going supply demand imbalance technical in the market, which we will discuss further in this note. While Russia’s attack on Ukraine, coupled with inflation and a rising rate environment have introduced additional complexity for market participants to navigate, the demand for consistent income, down-side protection and preservation of capital remains persistent and is arguably even more important than ever before. Furthermore, the current rotation from fixed to floating interest rates has been an asset allocation call versus a specific credit thesis or selection. Market participants are shifting into floating rate for the sake of the floating rate over the quality of the credit and over liquidity. This lack of acknowledgement highlights favoring a technical attribute over credit selection and also confirms that the market is not experiencing a traditional flight to quality, which often happens in markets wrought with concern and lack of conviction. In many cases, the exact opposite is happening as the loan market has a higher concentration of single B assets and lower rated assets than the high yield or investment grade markets.

Income Opportunities Fund	April 30, 2022 (Unaudited)

Notwithstanding the exogenous shock the crisis in Ukraine has catalyzed across the global markets, and in Europe in particular, the market volatility has been orderly until recently in Q2. There continues to be growing anxiety around what the future holds. It is important to remember there is still plenty of dry powder sitting on the sidelines assessing the market’s moves but simultaneously the market construct has created less incentive for investors to lean into risk.

Overall, the U.S. has been more insulated from the immediate shocks of the geopolitical crisis, although, not immune. In Europe, the conflict has already taken a toll, most notably stunting growth which many believe is likely to eventually lead to a recession. Globally, we have been witnessing the severe impact on commodity prices, currency depreciation coupled with foreign exchange volatility, and further exacerbation to existing inflationary headwinds. On the whole, U.S. Bank Loans closed out the first quarter nearly flat at -0.10%,2 demonstrating the greatest resilience across asset classes. At the same time, European Bank Loans ended the quarter -0.50%,3 CLO Liabilities -0.33%,4 U.S. High Yield -4.51%,5 and European High Yield -4.83%6 on a total return basis as of March 31, 2022. As we compared public liquid credit returns to private credit returns, which are in the low single digits for the first quarter, it has become clear there is dispersion between asset classes.

The market ride is likely to continue to be bumpy but we think it is prudent to stick with conviction, fundamentals and seek out opportunity through the volatile moments. The globalization of markets we have witnessed has created an influential interdependency amongst a broad range of macroeconomic inputs that can result in volatility. In the same vein, this globalization effect has also prompted a decoupling amongst market segments such as fund flows and stocks and credit that will take some time to filter through the system. With the market still demanding a “show me” fundamental results story as corporate earnings roll in, acute attention paid on margin compression, currency fluctuations and the long-term net effects of slowing growth, we believe there could be real dispersion on the horizon. We are living through an environment where the Fed has openly acknowledged there is a need to actively dampen consumer demand to temper inflation but the supply side headwinds cannot be controlled by the Fed, further spotlighting the interconnectedness and globalization of the markets. If inflation continues to stay elevated coupled with slowing growth, credit should become an even larger portion of an investment portfolio.

Overall, we think this all points to the perpetual need for a diverse and sustainable approach to investing in corporate credit, an approach that marries the fundamentals and bottom up analysis with the swift ability to act, pivot and execute across a holistic set of solutions and broad range of market segments and capital bases. As a result, we have real time access to market movements that inform our views and promote our ability to execute with speed and certainty across all of our core competencies. At our core we are long term fundamental credit investors focused on delivering consistent returns with downside protection. The scale and breadth of KKR’s global portfolio means that our team is in the market all day, every day, sharing insights globally and working collaboratively to identify, extract and underwrite value. That is one element that is unique to us — we operate as one global team and the value of leadership and teamwork is unparalleled when it all comes together in a challenging environment. Given this market is going to test the time of patience, we believe it is important to have dry powder to lean in when there is volatility, scaled capital to address a multitude of investment scenarios and to remember to stay focused on the long term goal — delivering for our clients.

Background and Fund Performance

KKR Income Opportunities Fund (“KIO” or, the “Fund”) is a diversified, closed-end fund that trades on the New York Stock Exchange under the symbol “KIO.” The Fund’s primary investment objective is to seek a high level of current income with a secondary objective of capital appreciation. The Fund seeks to achieve its investment objectives by employing a dynamic strategy of investing in a targeted portfolio of loans and fixed-income instruments (including derivatives) of U.S. and non-U.S. issuers and implementing hedging strategies in order to seek to achieve attractive risk-adjusted returns. Under normal market conditions, KIO will invest at least

Income Opportunities Fund	April 30, 2022 (Unaudited)

80% of its assets in loans and fixed-income instruments or other instruments, including derivative instruments, with similar economic characteristics. The Fund expects to invest primarily in first and second lien secured loans, unsecured loans and high-yield corporate debt instruments of varying maturities.

As of April 30, 2022, the Fund held 75.02% of its net assets in first and second-lien leveraged loans, 80.81% of its net assets in high-yield corporate debt, 2.67% of its net assets in preferred and common stock. KIO’s investments represented obligations and equity interests in 140 positions across a diverse group of industries. The top ten issuers represented 47.7% of the Fund’s net assets while the top five industry groups represented 62.46% of the Fund’s net assets. The Fund’s Securities and Exchange Commission 30-day yield was 9.95%.

Business Updates

We thank you for your partnership and continued investment in KIO. We look forward to continued communications and will keep you apprised of the progress of KIO specifically and the leveraged finance market place generally. Fund information is available on our website at kkrfunds.com/kio.

References:

1.	Bloomberg as of April 29, 2022.
2.	S&P LSTA and KKR Credit Analysis as of March 31, 2022.
3.	S&P LCD and KKR Credit Analysis as of March 31, 2022.
4.	S&P LSTA and KKR Credit Analysis as of March 31, 2022.
5.	ICE BofAML and KKR Credit Analysis as of March 31, 2022.
6.	S&P LCD and KKR Credit Analysis as of March 31, 2022.

Income Opportunities Fund	April 30, 2022 (Unaudited)

Schedule of Investments

Issuer	Asset	Reference Rate & Spread	Interest Rate	Maturity Date	Country	Currency	Par	Fair Value	Footnotes
Leveraged Loans - 75.02%

Aerospace & Defense - 8.96%
Amentum Services Inc	TL 2L 12/21	SOFR (6M) + 7.50%	8.53%	2/15/2030	USA	USD	1,965,870	$1,918,296	(b)
EaglePicher Technologies LLC	TL 2L 02/18	LIBOR (1M) + 7.25%	8.01%	3/8/2026	USA	USD	1,957,223	1,781,073
Sequa Corp	TL 1L 07/20	LIBOR (3M) + 6.75%	7.75%	11/28/2023	USA	USD	5,745,343	5,754,938	(a)
Sequa Corp	TL 2L 07/20	LIBOR (3M) + 10.75%	11.75%	4/28/2024	USA	USD	17,878,559	17,824,924	(a)

Alternative Carriers - 1.74%
Segra	TL 1L B 08/21	LIBOR (1M) + 4.50%	5.51%	10/4/2028	USA	USD	5,358,131	5,261,845

Apparel, Accessories & Luxury Goods - 4.95%
Varsity Brands Inc	TL 1L 11/17	LIBOR (1M) + 3.50%	4.50%	12/16/2024	USA	USD	15,608,913	15,069,157

Application Software - 9.69%
Applied Systems Inc	TL 2L 02/21	LIBOR (3M) + 5.50%	6.51%	9/19/2025	USA	USD	100,874	101,054
Misys Ltd	TL 1L 04/17	LIBOR (3M) + 3.50%	4.74%	6/13/2024	USA	USD	4,342,649	4,223,573
Misys Ltd	TL 2L 04/17	LIBOR (3M) + 7.25%	8.49%	6/13/2025	USA	USD	8,063,622	7,778,049
Solera LLC	TL 2L 06/21	LIBOR (1M) + 8.00%	9.00%	6/4/2029	USA	USD	11,074,727	11,028,546
TIBCO Software Inc	TL 2L 02/20	LIBOR (1M) + 7.25%	8.02%	3/3/2028	USA	USD	6,360,103	6,364,078

Auto Parts & Equipment - 1.62%
Innovative XCessories & Services LLC	TL 1L 02/20	LIBOR (3M) + 4.25%	5.00%	3/5/2027	USA	USD	4,395,756	4,093,548
Rough Country LLC	TL 2L 07/21	LIBOR (3M) + 6.50%	7.51%	7/30/2029	USA	USD	841,950	821,954

Broadcasting - 3.55%
NEP Broadcasting LLC	TL 1L 05/20	LIBOR (3M) + 8.25%	9.25%	6/1/2025	USA	USD	1,598,060	1,646,002	(b)
NEP Broadcasting LLC	TL 1L B 09/18	LIBOR (1M) + 3.25%	4.01%	10/20/2025	USA	USD	2,052,320	2,018,970
NEP Broadcasting LLC	TL 2L 09/18	LIBOR (1M) + 7.00%	7.76%	10/19/2026	USA	USD	7,365,230	7,127,406

Building Products - 1.15%
DiversiTech Holdings Inc	TL 2L B 12/21	LIBOR (3M) + 6.75%	7.76%	12/15/2029	USA	USD	1,381,023	1,346,497
Oldcastle BuildingEnvelope Inc	TL 1L B 04/22	SOFR (3M) + 4.50%	5.30%	4/29/2029	USA	USD	305,870	293,762
VC GB Holdings Inc (Visual Comfort)	TL 2L 06/21	LIBOR (3M) + 6.75%	7.76%	7/23/2029	USA	USD	1,927,630	1,851,730

Construction & Engineering - 4.57%
Brand Energy & Infrastructure Services Inc	TL 1L 05/17	LIBOR (3M) + 4.25%	5.40%	6/21/2024	USA	USD	3,345,354	3,188,155
Total Safety US Inc	TL 1L B 07/19	LIBOR (6M) + 6.00%	7.01%	8/18/2025	USA	USD	5,405,167	5,268,930
USIC Holdings Inc	TL 2L 05/21	LIBOR (1M) + 6.50%	7.26%	5/14/2029	USA	USD	431,521	429,363
Yak Access LLC	TL 1L B 05/18	LIBOR (3M) + 5.00%	5.51%	7/11/2025	USA	USD	5,792,935	5,035,769	(a)

Construction Machinery & Heavy Trucks - 1.79%
Accuride Corp	TL 1L B 10/17	LIBOR (3M) + 5.25%	6.26%	11/17/2023	USA	USD	5,804,995	5,458,960

Data Processing & Outsourced Services - 0.27%
West Corp	TL 1L 09/17	LIBOR (3M) + 4.00%	5.00%	10/10/2024	USA	USD	889,851	835,534

See accompanying notes to financial statements.

Income Opportunities Fund	April 30, 2022 (Unaudited)

Issuer	Asset	Reference Rate & Spread	Interest Rate	Maturity Date	Country	Currency	Par	Fair Value	Footnotes

Department Stores - 1.76%
Belk Inc	TL 1L 02/21	LIBOR (3M) + 7.50%	8.50%	7/31/2025	USA	USD	459,875	$454,701	(a)
Belk Inc	TL 1L EXIT 02/21	8.00% PIK, 5.00%	13.00%	7/31/2025	USA	USD	8,232,031	4,916,087	(a) (d) (e)

Diversified Metals & Mining - 0.72%
Foresight Energy LLC	TL 1L A 06/20	LIBOR (1M) + 8.00%	9.50%	6/30/2027	USA	USD	2,191,606	2,191,606	(a) (b)

Diversified Support Services - 1.31%
Access CIG LLC	TL 2L 02/18	LIBOR (1M) + 7.75%	8.21%	2/27/2026	USA	USD	1,292,375	1,284,840

VFS Global Services Pvt Ltd	TL 1L B 06/17	PIBOR (1M) + 4.00%	4.72%	7/29/2024	LUX	GBP	2,156,712	2,687,746

Education Services - 2.21%
Jostens Inc	TL 1L 12/18	LIBOR (3M) + 5.50%	6.51%	12/19/2025	USA	USD	6,719,765	6,719,765

Electronic Equipment & Instruments - 3.72%
Excelitas Technologies Corp	TL 2L 10/17	LIBOR (3M) + 7.50%	8.50%	12/1/2025	USA	USD	11,291,720	11,327,007	(a)

Financial Exchanges & Data - 0.20%
IntraFi Network LLC	TL 2L 11/21	LIBOR (1M) + 6.25%	6.75%	11/5/2029	USA	USD	623,220	617,571

Health Care Equipment - 4.04%
Drive DeVilbiss Healthcare LLC	TL 1L 03/21	4.00% PIK, LIBOR (3M) + 5.50%	10.51%	6/1/2025	USA	USD	7,395,185	7,111,690	(d) (e)
Orchid Orthopedic Solutions LLC	TL 1L 02/19	LIBOR (3M) + 4.50%	5.51%	3/5/2026	USA	USD	5,686,770	5,174,961

Health Care Facilities - 0.50%
ScionHealth	TL 1L B 12/21	LIBOR (1M) + 5.25%	6.01%	12/17/2028	USA	USD	1,742,513	1,533,411	(a)

Health Care Services - 0.07%
Paradigm Acquisition Corp	TL 2L 10/18	LIBOR (3M) + 7.50%	7.85%	10/26/2026	USA	USD	213,465	210,263

Hotels, Resorts & Cruise Lines - 2.14%
B&B Hotels SAS	TL 1L B3A 01/20	EURIBOR (6M) + 3.87%	3.87%	7/31/2026	FRA	EUR	2,427,830	2,449,894
B&B Hotels SAS	TL 1L B4 03/21	EURIBOR (6M) + 5.50%	5.50%	7/31/2026	FRA	EUR	1,159,680	1,218,003
Piolin BidCo SAU	TL 1L B 05/20	EURIBOR (3M) + 7.50%	7.50%	9/16/2026	ESP	EUR	2,682,184	2,840,662

Household Products - 0.24%
Polyconcept North America Inc	TL 1L B 08/16	LIBOR (6M) + 4.50%	6.00%	8/16/2023	USA	USD	723,202	721,242

Human Resource & Employment Services - 0.89%
SIRVA Worldwide Inc	TL 1L 07/18	LIBOR (3M) + 5.50%	6.30%	8/4/2025	USA	USD	1,854,854	1,744,491
SIRVA Worldwide Inc	TL 2L 07/18	LIBOR (3M) + 9.50%	10.42%	8/3/2026	USA	USD	1,149,740	978,716

Industrial Machinery - 1.50%
CPM Holdings Inc	TL 2L 10/18	LIBOR (1M) + 8.25%	8.71%	11/16/2026	USA	USD	1,321,319	1,314,712
Engineered Machinery Holdings Inc	TL 2L 08/21	LIBOR (3M) + 6.00%	7.01%	5/21/2029	USA	USD	289,880	289,880
SPX Corp	TL 1L B 03/22	SOFR (1M) + 4.50%	5.83%	3/18/2029	USA	USD	3,016,820	2,945,171

IT Consulting & Other Services - 3.57%
PSAV Inc	TL 1L B1 12/20	0.25% PIK, LIBOR (6M) + 3.25%	4.50%	3/3/2025	USA	USD	6,707,625	6,265,357	(d) (e)
PSAV Inc	TL 1L B3 12/20	10.00% PIK, 5.00%	15.00%	10/15/2026	USA	USD	2,073,086	2,360,737	(d) (e)
PSAV Inc	TL 2L 02/18	LIBOR (3M) + 7.25%	8.25%	9/1/2025	USA	USD	2,530,890	2,246,165

See accompanying notes to financial statements.

Income Opportunities Fund	April 30, 2022 (Unaudited)

Issuer	Asset	Reference Rate & Spread	Interest Rate	Maturity Date	Country	Currency	Par	Fair Value	Footnotes

Leisure Facilities - 2.26%
United PF Holdings LLC	TL 1L 01/20	LIBOR (3M) + 4.00%	5.33%	12/30/2026	USA	USD	6,569,108	$6,380,246
United PF Holdings LLC	TL 1L 06/20	LIBOR (3M) + 8.50%	9.51%	12/30/2026	USA	USD	489,929	497,278

Life Sciences Tools & Services - 1.82%
PAREXEL International Corp	TL 2L 07/21	LIBOR (1M) + 6.50%	7.26%	11/15/2029	USA	USD	5,637,180	5,552,622	(b)

Marine Ports & Services - 1.70%
Direct ChassisLink Inc	TL 2L B 04/19	LIBOR (3M) + 6.75%	7.74%	4/10/2026	USA	USD	5,202,637	5,170,121

Oil & Gas Equipment & Services - 0.06%
Caprock Midstream LLC	TL 1L B 10/18	LIBOR (1M) + 4.75%	5.51%	11/3/2025	USA	USD	197,787	197,540

Research & Consulting Services - 0.15%
TMF Group Holding BV	TL 2L 12/17	EURIBOR (6M) + 6.87%	6.87%	5/4/2026	NLD	EUR	440,830	459,415

Security & Alarm Services - 1.37%
Monitronics International Inc	TL 1L EXIT 08/19	LIBOR (3M) + 7.50%	8.75%	3/29/2024	USA	USD	5,362,194	4,155,701

Specialized Consumer Services - 0.46%
Learning Care Group Inc	TL 1L B 05/20	LIBOR (6M) + 8.50%	9.52%	3/13/2025	USA	USD	1,272,151	1,284,872	(a)
Learning Care Group Inc	TL 2L 03/18	LIBOR (6M) + 7.50%	8.50%	3/13/2026	USA	USD	124,840	124,060	(a)

Specialty Chemicals - 5.35%
Aruba Investments Inc	TL 2L 10/20	LIBOR (6M) + 7.75%	8.50%	11/24/2028	USA	USD	1,841,010	1,832,956
Flint Group GmbH	TL 1L B 04/14	0.75% PIK, EURIBOR (3M) + 4.25%	5.75%	9/21/2023	DEU	EUR	1,141,533	1,162,065	(d) (e)
Flint Group GmbH	TL 1L B3 05/15	0.75% PIK, EURIBOR (3M) + 4.25%	5.75%	9/21/2023	DEU	EUR	9,279	9,446	(d) (e)
Flint Group GmbH	TL 1L B4 11/15	0.75% PIK, EURIBOR (3M) + 4.25%	5.75%	9/21/2023	DEU	EUR	86,890	88,452	(d) (e)
Flint Group GmbH	TL 1L B5 02/17	0.75% PIK, EURIBOR (3M) + 4.25%	5.75%	9/21/2023	DEU	EUR	144,205	146,799	(d) (e)
Flint Group GmbH	TL 1L B6 03/17	0.75% PIK, EURIBOR (3M) + 4.25%	5.75%	9/21/2023	DEU	EUR	104,877	106,764	(d) (e)
Flint Group GmbH	TL 1L B7 04/14	0.75% PIK, EURIBOR (3M) + 4.25%	5.75%	9/21/2023	DEU	EUR	100,036	101,835	(d) (e)
Vantage Specialty Chemicals Inc	TL 1L B 10/17	LIBOR (3M) + 3.50%	4.62%	10/28/2024	USA	USD	9,899,295	9,585,834
Vantage Specialty Chemicals Inc	TL 2L 10/17	LIBOR (3M) + 8.25%	9.25%	10/27/2025	USA	USD	3,339,659	3,258,254

Trucking - 0.68%

Kenan Advantage Group Inc/The	TL 2L 08/21	LIBOR (1M) + 7.25%	8.01%	9/1/2027	USA	USD	2,135,010	2,078,966

TOTAL LEVERAGED LOANS (amortized cost $234,220,171)							238,034,473	$228,320,017

See accompanying notes to financial statements.

Income Opportunities Fund	April 30, 2022 (Unaudited)

Issuer	Asset	Maturity Date	Country	Currency	Par	Fair Value	Footnotes
High Yield Securities - 80.81%

Airlines - 1.45%
American Airlines Group Inc	3.75% 03/2025	3/1/2025	USA	USD	4,942,000	$4,418,024	(h)

Alternative Carriers - 1.55%
Zayo Group LLC	6.13% 03/2028	3/1/2028	USA	USD	5,637,000	4,728,400	(h)

Apparel, Accessories & Luxury Goods - 0.42%
Varsity Brands Inc	8.00% 12/2024	12/22/2024	USA	USD	1,270,000	1,270,000	(b) (h)

Application Software - 1.96%
Cision Ltd	9.50% 02/2028	2/15/2028	USA	USD	6,449,000	5,959,295	(h)

Auto Parts & Equipment - 2.30%
BBB Industries LLC	9.25% 08/2025	8/1/2025	USA	USD	2,585,000	2,706,934	(h)
Wheel Pros Inc	6.50% 05/2029	5/15/2029	USA	USD	5,638,000	4,292,266	(h)

Automotive Retail - 1.39%
Mavis Discount Tire Inc	6.50% 05/2029	5/15/2029	USA	USD	4,846,000	4,222,344	(h)

Biotechnology - 0.84%
Intercept Pharmaceuticals Inc	3.25% 07/2023	7/1/2023	USA	USD	157,000	151,505
Radius Health Inc	3.00% 09/2024	9/1/2024	USA	USD	2,468,000	2,398,588

Broadcasting - 1.24%
Spotify USA Inc	0.00% 03/2026	3/15/2026	USA	USD	4,598,000	3,766,912	(c)

Building Products - 12.37%
Acproducts Inc (aka Cabinetworks)	6.38% 05/2029	5/15/2029	USA	USD	11,955,000	7,189,199	(h)
LBM Borrower LLC	6.25% 01/2029	1/15/2029	USA	USD	6,181,000	5,037,948	(h)
LBM Borrower LLC	7.75% 04/2027	4/1/2027	USA	USD	8,493,000	7,272,216	(h)
MI Windows and Doors Inc	5.50% 02/2030	2/1/2030	USA	USD	1,064,000	921,637	(h)
Oldcastle BuildingEnvelope Inc	9.50% 04/2030	4/15/2030	USA	USD	300,000	274,095	(h)
PrimeSource Building Products Inc	5.63% 02/2029	2/1/2029	USA	USD	4,817,000	3,703,584	(h)
PrimeSource Building Products Inc	6.75% 08/2029	8/1/2029	USA	USD	6,177,000	4,954,028	(h)
SRS Distribution Inc	6.00% 12/2029	12/1/2029	USA	USD	7,724,000	6,787,002	(h)
SRS Distribution Inc	6.13% 07/2029	7/1/2029	USA	USD	1,706,000	1,507,660	(h)

Cable & Satellite - 2.72%
CSC Holdings LLC (Altice USA)	5.00% 11/2031	11/15/2031	USA	USD	806,000	624,448	(h)
CSC Holdings LLC (Altice USA)	5.75% 01/2030	1/15/2030	USA	USD	4,702,000	3,910,865	(h)
RCN Grande (Radiate)	6.50% 09/2028	9/15/2028	USA	USD	4,251,000	3,746,236	(h)

Commercial Printing - 1.69%
Multi-Color Corp	10.50% 07/2027	7/15/2027	USA	USD	4,146,000	4,006,694	(h)
Multi-Color Corp	5.88% 10/2028	11/1/2028	USA	USD	1,240,000	1,136,072	(h)

Commodity Chemicals - 2.45%
Cornerstone Chemical Co	6.75% 08/2024	8/15/2024	USA	USD	2,883,000	2,565,524	(h)
SI Group Inc	6.75% 05/2026	5/15/2026	USA	USD	6,041,000	4,934,500	(h)

See accompanying notes to financial statements.

Income Opportunities Fund	April 30, 2022 (Unaudited)

Issuer	Asset	Maturity Date	Country	Currency	Par	Fair Value	Footnotes

Construction & Engineering - 0.62%
Maxim Crane Works LP / Maxim Finance Corp	10.13% 08/2024	8/1/2024	USA	USD	1,913,000	$1,901,465	(h)

Construction Materials - 4.49%
Cemex Materials LLC	7.70% - 07/2025	7/21/2025	USA	USD	12,842,000	13,667,098	(h)

Data Processing & Outsourced Services - 2.24%
West Corp	8.50% 10/2025	10/15/2025	USA	USD	2,002,000	1,795,924	(h)
Xerox Business Services /Conduent	6.00% 11/2029	11/1/2029	USA	USD	5,451,000	5,021,843	(h)

Electronic Components - 3.23%
CommScope Inc	6.00% 06/2025	6/15/2025	USA	USD	5,545,000	4,858,806	(h)
CommScope Inc	7.13% 07/2028	7/1/2028	USA	USD	5,466,000	4,366,186	(h)
CommScope Inc	8.25% 03/2027	3/1/2027	USA	USD	711,000	605,217	(h)

Health Care Equipment - 0.93%
Haemonetics Corp	0.00% 03/2026	3/1/2026	USA	USD	3,563,000	2,830,447	(c)

Health Care Facilities - 2.16%
CHS/Community Health Systems, Inc.	6.13% 04/2030	4/1/2030	USA	USD	1,997,000	1,644,679	(h)
CHS/Community Health Systems, Inc.	6.88% 04/2028	4/1/2028	USA	USD	2,725,000	2,142,191	(h)
CHS/Community Health Systems, Inc.	6.88% 04/2029	4/15/2029	USA	USD	1,484,000	1,303,783	(h)
LifePoint Hospitals Inc	5.38% 01/2029	1/15/2029	USA	USD	1,727,000	1,478,744	(h)

Hotels, Resorts & Cruise Lines - 11.34%
Carnival Corp	5.75% 03/2027	3/1/2027	USA	USD	10,373,000	9,410,386	(h)
Carnival Corp	6.00% 05/2029	5/1/2029	USA	USD	4,931,000	4,432,920	(h)
NCL Corp Ltd	1.13% 02/2027	2/15/2027	USA	USD	405,000	355,792	(h)
NCL Corp Ltd	3.63% 12/2024	12/15/2024	USA	USD	4,074,000	3,794,850	(h)
NCL Corp Ltd	6.13% 03/2028	3/15/2028	USA	USD	689,000	621,037	(h)
Royal Caribbean Cruises Ltd	5.50% 04/2028	4/1/2028	USA	USD	9,336,000	8,535,065	(h)
Viking Cruises Ltd	5.00% 02/2028	2/15/2028	USA	USD	5,092,000	4,602,913	(h)
Viking Cruises Ltd	7.00% 02/2029	2/15/2029	USA	USD	3,084,000	2,748,661	(h)

Industrial Conglomerates - 1.23%
Unifrax I LLC / Unifrax Holding Co	5.25% 09/2028	9/30/2028	USA	USD	2,959,000	2,613,507	(h)
Unifrax I LLC / Unifrax Holding Co	7.50% 09/2029	9/30/2029	USA	USD	1,387,000	1,139,150	(h)

Industrial Machinery - 1.14%
SPX Corp	8.75% 04/2030	4/1/2030	USA	USD	3,832,000	3,456,732	(h)

Insurance Brokers - 4.57%
Alliant Holdings I Inc	5.88% 11/2029	11/1/2029	USA	USD	1,655,000	1,545,464	(h)
National Financial Partners Corp	6.88% 08/2028	8/15/2028	USA	USD	13,892,000	12,360,754	(h)

Integrated Oil & Gas - 0.94%
Occidental Petroleum Corp	4.10% 02/2047	2/15/2047	USA	USD	1,990,000	1,659,839
Occidental Petroleum Corp	4.20% 03/2048	3/15/2048	USA	USD	1,448,000	1,202,267

See accompanying notes to financial statements.

Income Opportunities Fund	April 30, 2022 (Unaudited)

Issuer	Asset	Maturity Date	Country	Currency	Par	Fair Value	Footnotes

Leisure Facilities - 3.74%
ClubCorp Club Operations Inc	8.50% 09/2025	9/15/2025	USA	USD	7,605,000	$7,083,449	(h)
Merlin Entertainments PLC	6.63% 11/2027	11/15/2027	IRL	USD	4,653,000	4,290,974	(h)

Oil & Gas Storage & Transportation - 4.34%
Genesis Energy	5.63% 06/2024	6/15/2024	USA	USD	5,316,000	5,219,887
Genesis Energy	6.50% 10/2025	10/1/2025	USA	USD	2,842,000	2,703,666
Global Partners LP / GLP Finance Corp	6.88% 01/2029	1/15/2029	USA	USD	863,000	842,462
Global Partners LP / GLP Finance Corp	7.00% 08/2027	8/1/2027	USA	USD	1,377,000	1,347,766
NGL Energy Partners LP / NGL Energy Finance Corp	7.50% 02/2026	2/1/2026	USA	USD	3,277,000	3,092,636	(h)

Pharmaceuticals - 0.47%
Revance Therapeutics Inc	1.75% 02/2027	2/15/2027	USA	USD	1,616,000	1,417,030

Real Estate Services - 0.80%
Redfin Corp	0.00% 10/2025	10/15/2025	USA	USD	3,483,000	2,433,746	(c)

Specialty Stores - 5.55%
Douglas Holding AG	6.00% 04/2026	4/8/2026	DEU	EUR	10,461,000	9,937,922	(h)
Douglas Holding AG	8.25% 10/2026	10/1/2026	DEU	EUR	7,624,161	6,942,655	(e) (h)

Trading Companies & Distributors - 2.64%
TruckPro LLC	11.00% 10/2024	10/15/2024	USA	USD	6,091,000	6,405,539	(h)
White Cap Construction Supply Inc	6.88% 10/2028	10/15/2028	USA	USD	1,787,000	1,639,689	(h)

TOTAL HIGH YIELD SECURITIES (amortized cost $277,136,067)					278,644,161	$245,939,117

See accompanying notes to financial statements.

Income Opportunities Fund	April 30, 2022 (Unaudited)

Issuer	Asset	Rate	Maturity Date	Country	Currency	Shares	Fair Value	Footnotes

Equity & Other Investments - 2.67%

Diversified Metals & Mining - 1.48%
Foresight Energy LLC	Common Stock			USA	USD	320,381	$4,515,459	(a) (b)

Hotels, Resorts & Cruise Lines - 1.03%
Hilton Grand Vacations Inc	Common Stock			USA	USD	67,230	3,148,381

Oil & Gas Equipment & Services - 0.15%
Proserv Group Parent LLC	Common Stock			GBR	USD	114,010	44,215	(b)
Proserv Group Parent LLC	Preferred Stock			GBR	USD	36,249	409,047	(b)

Packaged Foods & Meats - 0.00%
CTI Foods Holding Co LLC	Common Stock			USA	USD	955	—	(a) (b)

TOTAL EQUITY & OTHER INVESTMENTS (Cost $8,429,611)						538,825	$8,117,102

Trade Claim - 0.12%

Health Care Facilities - 0.12%
Quorum Health Corp	Trade Claim			USA	USD	3,964,000	$365,481	(a) (b)

TOTAL TRADE CLAIM (Cost $1,868,424)						3,964,000	$365,481

Money Market Funds - 2.03%

U.S. Government Securities - 2.03%
Morgan Stanley		2.60%	12/31/2031	USA	USD	6,163,322	$6,163,322

TOTAL MONEY MARKET FUNDS (Cost $6,163,322)						6,163,322	$6,163,322

TOTAL INVESTMENTS (Cost $527,817,605) - 160.65%						527,344,781	$488,905,039

LIABILITIES EXCEEDING OTHER ASSETS, NET - (60.65)%							(184,579,215)

NET ASSETS - 100.00%							$304,325,824

TL	Term loan
DD	Delayed draw term loan
1L	First lien
2L	Second lien
(a)	Security considered restricted.
(b)	Value determined using significant unobservable inputs.
(c)	Zero coupon bond.
(e)	Represents a payment-in-kind (“PIK”) security which may pay interest/dividend in additional par/shares.
(h)	Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold to qualified institutional buyers in transactions exempt from registration.

See accompanying notes to financial statements.

Income Opportunities Fund	April 30, 2022 (Unaudited)

Statement of Assets and Liabilities

As of April 30, 2022 (Unaudited)

Assets

Investments, at value (cost $521,654,283)	$482,741,717

Cash and cash equivalents	7,881,082

Dividends and interest receivable	8,751,644

Receivable for investments sold	8,289,824

Total assets	507,664,267

Liabilities

Credit facility	147,946,922

Mandatorily redeemable preferred shares (net of deferred offering costs of $599,413)	49,400,587

Payable for investments purchased	4,212,561

Trustees’ fees	1,144,378

Investment advisory fees	466,261

Other accrued expenses	167,734

Total liabilities	203,338,443

Commitments and Contingencies (Note 7)
Net assets	$304,325,824

Net Assets

Paid-in capital — (unlimited shares authorized — $0.001 par value)	$362,194,274

Accumulated deficit	(57,868,450)

Net assets	$304,325,824

Net asset value, price per share

(20,340,315 shares)	$14.96

See accompanying notes to financial statements.

Income Opportunities Fund	April 30, 2022 (Unaudited)

Statement of Operations

For the Six Months Ended April 30, 2022 (Unaudited)

Investment income

Interest income	$17,727,673

Payment-in-kind interest	904,144

Other income	143,280

Total investment income	18,775,097

Expenses

Investment advisory fees	2,853,852

Preferred shares interest expense	981,771

Credit facility interest expense	602,029

Legal fees	192,379

Tax expense	131,873

Administration fees	86,190

Trustees’ fees	70,090

Term loan fees	59,929

Custodian fees	42,552

Audit and tax fees	39,627

Shareholder reporting expense	37,384

Other expenses	136,437

Total expenses	5,234,113

Net investment income	13,540,984

Realized and unrealized gains (losses)

Net realized gains on

Investments	701,489

Foreign currency transactions	(295,489)

Net realized gains	406,000

Net change in unrealized depreciation on

Investments	(37,794,511)

Foreign currency translation	(311,604)

Deferred Trustees’ fees	32,089

Net change in unrealized depreciation	(38,074,026)

Net realized and unrealized losses	(37,668,026)

Net decrease in net assets resulting from operations	$(24,127,042)

See accompanying notes to financial statements.

Income Opportunities Fund	April 30, 2022 (Unaudited)

Statements of Changes in Net Assets

	Six Months Ended April 30, 2022 (Unaudited)	Year Ended October 31, 2021
(Decrease) increase in net assets resulting from operations

Net investment income	$13,540,984	$28,489,442

Net realized gains	406,000	13,343,980

Net change in unrealized (depreciation) appreciation	(38,074,026)	22,725,701

Net (decrease) increase in net assets resulting from operations	(24,127,042)	64,559,123

Distributions to shareholders from

Net investment income	(12,814,398)	(25,628,796)

Total distributions	(12,814,398)	(25,628,796)

Net (decrease) increase in net assets	(36,941,440)	38,930,327

Net assets

Beginning of period	341,267,264	302,336,937

End of period	$304,325,824	$341,267,264

See accompanying notes to financial statements.

Income Opportunities Fund	April 30, 2022 (Unaudited)

Statement of Cash Flows

Six Months Ended April 30, 2022 (Unaudited)
Cash Flows from Operating Activities:

Net decrease in net assets resulting from operations	$(24,127,042)

Adjustments to reconcile net decrease in net assets resulting from operations to net cash used in operating activities:

Proceeds from sales of investments	96,615,450

Purchases of investments	(98,858,709)

Net change in unrealized depreciation of investments	37,794,511

Net accretion of premiums and discounts	(961,280)

Payment-in-kind interest	(904,144)

Net realized gain from investments	(701,489)

Net change in unrealized depreciation on foreign currency translation	311,604

Net realized gain on investments (foreign currency related)	(82,376)

Amortization of deferred offering costs	39,583

Net change in unrealized appreciation on Deferred Trustees’ fees	(32,089)

Changes in assets and liabilities:

Decrease in payable for investments purchased	(27,196,947)

Decrease in receivable for investments sold	13,973,970

Increase in dividends and interest receivable	(2,226,165)

Decrease in other accrued expenses	(487,867)

Increase in Trustees’ fees payable	58,840

Decrease in investment advisory fees payable	(21,395)

Net cash used in operating activities	(6,805,545)

Cash Flows from Financing Activities

Proceeds from credit facility	26,600,000

Cash dividends paid to shareholders	(12,814,398)

Paydown of credit facility	(9,851,108)

Net cash provided by financing activities	3,934,494

Effect of exchange rate changes on cash	(266,850)

Net increase in cash and cash equivalents	(3,137,901)

Cash and Cash Equivalents

Beginning balance	11,018,983

Ending balance	$7,881,082

Supplemental disclosure of cash flow information:

Cash paid for interest expense	$1,732,842

See accompanying notes to financial statements.

Income Opportunities Fund	April 30, 2022 (Unaudited)

Financial Highlights

	Six Months Ended April 30, 2022 (Unaudited)	Year Ended October 31,
		2021	2020	2019	2018	2017
Per share operating performance(1)

Net asset value, beginning of period	$16.78	$14.86	$15.57	$17.24	$18.38	$17.67

(Loss) income from investment operations

Net investment income	0.67	1.40	1.39	1.49	1.51	1.59

Net realized and unrealized (losses) gains	(1.86)	1.78	(0.60)	(1.66)	(0.07)	0.71

Total from investment operations	(1.19)	3.18	0.79	(0.17)	1.44	2.30

Distributions from

Net investment income	(0.63)	(1.26)	(1.50)	(1.50)	(1.55)	(1.59)

Total distributions	(0.63)	(1.26)	(1.50)	(1.50)	(1.55)	(1.59)

Dilutive effect of rights offering	—	—	—	—	(1.03)	—

Net asset value, end of period	$14.96	$16.78	$14.86	$15.57	$17.24	$18.38

Total return#	(7.33)%	36.24%	(3.58)%	7.55%	2.84%	18.08%

Ratios to average net assets

Expenses	3.19%	3.12%	3.73%	3.38%	3.17%	2.74%

Net investment income	8.25%	8.49%	9.65%	9.07%	8.63%	8.74%

Supplemental data

Market value/price	$13.58	$16.67	$13.25	$15.39	$15.77	$16.87

Price discount	(9.22)%	(0.66)%	(10.83)%	(1.16)%	(8.53)%	(8.22)%

Net assets, end of period (000’s)	$304,326	$341,267	$302,336	$316,670	$350,601	$280,373

Portfolio turnover rate	17.55%	78.62%	72.87%	62.19%	56.20%	84.06%

(1)	Per share calculations were performed using average shares.
#

Total return is computed based on New York Stock Exchange market price of the Fund’s shares and excludes the effect of brokerage commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan.

See accompanying notes to financial statements.

Income Opportunities Fund	April 30, 2022 (Unaudited)

Notes to Financial Statements

1.	Organization

KKR Income Opportunities Fund (the “Fund”) was organized on March 17, 2011 as a statutory trust under the laws of the State of Delaware. The Fund is a closed-end registered management investment company, which commenced operations on July 25, 2013. The Fund seeks to generate a high level of current income, with a secondary objective of capital appreciation. The Fund is diversified for purposes of the Investment Company Act of 1940, as amended (the “1940 Act”). KKR Credit Advisors (US) LLC serves as the Fund’s investment adviser (the “Adviser”).

2.	Summary of Significant Accounting Policies

Basis of Presentation — The accompanying financial statements are presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and are stated in United States (“U.S.”) dollars. The Fund is an investment company following accounting and reporting guidance in Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in these financial statements. Actual results could differ from those estimates.

Valuation of Investments — The Board of Trustees (the “Board”) of the Fund has adopted valuation policies and procedures to ensure investments are valued in a manner consistent with GAAP as required by the 1940 Act. The Board has delegated primary responsibility in ensuring these valuation policies and procedures are followed, including those relating to fair valuation, to the Adviser.

Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Where available, fair value is based on observable market prices or parameters, or derived from such prices or parameters. Where observable prices or inputs are not available, valuation models are applied. These valuation techniques involve some level of management estimation and judgment, the degree of which is dependent on the price transparency for the instruments or market and the instruments’ complexity for disclosure purposes.

Assets and liabilities recorded at fair value on the Statement of Assets and Liabilities are categorized based upon the level of judgment associated with the inputs used to measure their value. Hierarchical levels, as defined under GAAP, are directly related to the amount of subjectivity associated with the inputs to fair valuations of these assets and liabilities, and are as follows:

Level 1 — Inputs are unadjusted, quoted prices in active markets for identical assets or liabilities at the measurement date.

The types of assets generally included in this category are common stocks listed in active markets.

Level 2 — Inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar instruments in active markets, and inputs other than quoted prices that are observable for the asset or liability.

The types of assets and liabilities generally included in this category are high yield securities and certain leveraged loans.

Level 3 — Inputs are unobservable for the asset or liability, and include situations where there is little, if any, market activity for the asset or liability.

Income Opportunities Fund	April 30, 2022 (Unaudited)

The types of assets generally included in this category are certain leveraged loans, common stocks not actively traded and preferred stocks not actively traded.

A significant decrease in the volume and level of activity for the asset or liability is an indication that transactions or quoted prices may not be representative of fair value because in such market conditions there may be increased instances of transactions that are not orderly. In those circumstances, further analysis of transactions or quoted prices is needed, and a significant adjustment to the transactions or quoted prices may be necessary to estimate fair value.

The availability of observable inputs can vary depending on the financial asset or liability and is affected by a wide variety of factors, including, for example, the type of product, whether the product is new, whether the product is traded on an active exchange or in the secondary market, and the current market condition. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised by the Fund in determining fair value is greatest for instruments categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to the asset. The variability of the observable inputs affected by the factors described above may cause transfers between Levels 1, 2 and/or 3, which the Fund recognizes at the beginning of the period during which the inputs change.

Many financial assets and liabilities have bid and ask prices that can be observed in the marketplace. Bid prices reflect the highest price that the Fund and others are willing to pay for an asset. Ask prices represent the lowest price that the Fund and others are willing to accept for an asset. For financial assets and liabilities whose inputs are based on bid-ask prices, the Fund does not require that fair value always be a predetermined point in the bid- ask range. The Fund’s policy is to allow for mid-market pricing and adjust to the point within the bid-ask range that meets the Fund’s best estimate of fair value.

Depending on the relative liquidity in the markets for certain assets, the Fund may transfer assets to Level 3 if it determines that observable quoted prices, obtained directly or indirectly, are not available.

Investments are generally valued based on quotations from third party pricing services, unless such a quotation is unavailable or is determined to be unreliable or inadequately representing the fair value of the particular assets. In that case, valuations are based on either valuation data obtained from one or more other third party pricing sources, including broker dealers selected by the Adviser, or will reflect the Valuation Committee’s good faith determination of fair value based on other factors considered relevant. For assets classified as Level 3, valuations are based on various factors including financial and operating data of the company, company specific developments, market valuations of comparable companies and model projections.

Certain unfunded investments in delayed draw term loans and revolving lines of credit may at times be priced at less than par value resulting in a financial liability in the Schedule of Investments. These values are temporary and the funding of the commitment will result in these investments valued as financial assets.

For the six months ended April 30, 2022, there have been no significant changes to the Fund’s fair value methodologies.

Investment Transactions — Investment transactions are accounted for on the trade date, the date the order to buy or sell is executed. Amortization and accretion is calculated using the effective interest method over the holding period of the investment. Realized gains and losses are calculated on the specific identified cost basis.

Cash and Cash Equivalents — Cash and cash equivalents includes cash on hand, cash held in banks and highly liquid investments with original maturities of three or fewer months. Cash equivalents consist solely of money

Income Opportunities Fund	April 30, 2022 (Unaudited)

market funds with financial institutions. As of April 30, 2022, the Fund was invested in the Morgan Stanley Institutional Liquidity Government Portfolio — Institutional Class.

Foreign Currency Transactions — The books and records of the Fund are maintained in U.S. dollars. All investments denominated in foreign currency are converted to the U.S. dollar using prevailing exchange rates at the end of the reporting period. Income, expenses, gains and losses on investments denominated in foreign currency are converted to the U.S. dollar using the prevailing exchange rates on the dates when the transactions occurred.

The Fund bifurcates that portion of the results of operations resulting from changes in foreign exchange rates on investments and interest from the fluctuations arising from changes in market prices of securities held.

Distributions to Shareholders — Distributions are declared and paid monthly and distributable net realized capital gains, if any, are declared and distributed at least annually. Distributions to shareholders are recorded on the ex-dividend date.

Term Loan Income — Term Loan Income consists of transaction fees including, but not limited to, assignment, transfer, administration and amendment fees. Fee and other income is recorded when earned, and is recognized in Other income on the Statement of Operations.

Income Taxes — The Fund has elected to be treated and has qualified, and intends to continue to qualify in each taxable year, as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and in conformity with the Regulated Investment Company Modernization Act of 2010. The Fund will not be subject to federal income tax to the extent the Fund satisfies the requirements under Section 851 of the Internal Revenue Code, including distributing all of its gross investment company taxable income and capital gains to its shareholders based on the Fund’s fiscal year end of October 31.

To avoid imposition of a 4.00% excise tax on undistributed income applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98.00% of its net investment income (earned during the calendar year) and 98.20% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50.00%) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions for the open tax years (2018-2021). However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities, on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of April 30, 2022, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the six months ended April 30, 2022, the Fund did not incur any interest or penalties.

Income Opportunities Fund	April 30, 2022 (Unaudited)

3.	Risk Considerations

The Fund invests mainly in leveraged loans, high yield securities, common stocks not actively traded and preferred stocks. These investments may involve certain risks, including, but not limited to, those described below:

COVID-19 and Global Economic and Market Conditions — The Fund is materially affected by market, economic and political conditions and events, such as natural disasters, epidemics and pandemics, wars, supply chain disruptions, economic sanctions, globally and in the jurisdictions and sectors in which it invests or operates, including factors affecting interest rates, the availability of credit, currency exchange rates and trade barriers. For example, COVID-19 has adversely impacted, and any future outbreaks could adversely impact, the markets and economy in general, including the companies in which the Fund invests, and could harm Fund performance. Epidemics and pandemics, such as the COVID-19 outbreak, have and may further result in, among other things, travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, quarantines, supply chain disruptions and reduced consumer demand, as well as general concern and uncertainty. The COVID-19 outbreak has had, and will continue to have, a material adverse impact on the global economy, including the U.S. economy, as cross border commercial activity and market sentiment have been negatively impacted by the outbreak and government and other measures seeking to contain its spread. Market, economic and political conditions and events are outside the Adviser’s control and could adversely affect the liquidity and value of the Fund’s investments and reduce the ability of the Fund to make attractive new investments.

Market Discount Risk — The price of the Fund’s common shares of beneficial interest will fluctuate with market conditions and other factors. Shares of closed-end management investment companies frequently trade at a discount from their net asset value, which may increase the risk of loss.

Leverage Risk — Leverage is a speculative technique that may expose the Fund to greater risk and increased costs. When leverage is used, the net asset value and market price of the Fund’s shares and the Fund’s investment return will likely be more volatile.

Market Risk — Bond markets rise and fall daily. As with any investment with performance tied to these markets, the value of an investment in the Fund will fluctuate, which means that shareholders could lose money.

Interest Rate Risk — Interest rates will rise and fall over time. During periods when interest rates are low, the Fund’s yield and total return also may be low. Changes in interest rates also may affect the Fund’s share price and a sharp rise in interest rates could cause the Fund’s share price to fall. The longer the Fund’s duration, the more sensitive to interest rate movements its share price is likely to be.

Credit Risk — The Fund is subject to the risk that a decline in the credit quality of an investment could cause the Fund to lose money or underperform. The Fund could lose money if the issuer or guarantor of an investment fails to make timely principal or interest payments or otherwise honor its obligations.

Liquidity Risk — A particular investment may be difficult to purchase or sell. The Fund may be unable to sell illiquid securities at an advantageous time or price.

Prepayment and Extension Risk — The Fund’s investments are subject to the risk that the investments may be paid off earlier or later than expected. Either situation could cause the Fund to hold investments paying lower than market rates of interest, which could hurt the Fund’s yield or share price.

Income Opportunities Fund	April 30, 2022 (Unaudited)

High Yield Risk — High yield securities and unrated securities of similar credit quality (sometimes called junk bonds) that the Fund may invest in are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Foreign Investment Risk — The Fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates (the currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, the U.S. dollar will decline in value relative to the currency being hedged) or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may be heightened in connection with investments in emerging markets.

Issuer Risk — The value of securities may decline for a number of reasons that directly relate to the issuer, such as its financial strength, management performance, financial leverage and reduced demand for the issuer’s goods and services, as well as the historical and prospective earnings of the issuer and the value of its assets.

4.	Agreements

Investment Advisory Agreement — The Adviser provides day-to-day portfolio management services to the Fund and has discretion to purchase and sell investments in accordance with the Fund’s objectives, policies, and restrictions. For the services it provides to the Fund, the Adviser receives an annual fee, payable monthly by the Fund, in an amount equal to 1.10% of the Fund’s average daily Managed Assets (the “Investment Advisory Fee”). “Managed Assets” means the total assets of the Fund (including any assets attributable to borrowings for investment purposes) minus the sum of the Fund’s accrued liabilities (other than liabilities representing borrowings for investment purposes).

During periods when the Fund is using leverage, the Investment Advisory Fee paid to the Adviser will be higher than if the Fund does not use leverage because the Investment Advisory Fee paid is calculated based on the Fund’s Managed Assets, which includes the assets purchased through leverage.

During the six months ended April 30, 2022, the Adviser earned an Investment Advisory Fee of $2.9 million.

Administrator, Custodian and Transfer Agent — U.S. Bancorp Fund Services, LLC (“Fund Services” or “Administrator”), doing business as U.S. Bank Global Fund Services, serves as the Fund’s administrator pursuant to an administration agreement under which the Administrator provides administrative and accounting services.

U.S. Bank N.A. (the “Custodian”) serves as the Fund’s custodian pursuant to a custody agreement. The Custodian is an affiliate of Fund Services.

Fund Services serves as the Fund’s transfer agent pursuant to a transfer agency agreement.

Deferred Trustees’ Compensation — The Fund has a Deferred Trustees’ Compensation plan (the “Plan”) that allows the Independent Trustees to defer compensation to a future payment period. The compensation is invested in shares of the Fund. The value of a participating Independent Trustee’s deferral account is based on the shares of deferred amounts as designated by the participating Independent Trustees. Changes in the value of the Independent Trustees’ deferral account are included in the Statement of Operations. The accrued obligations under the Plan, including unrealized appreciation (depreciation), are included on the Statement of Assets and Liabilities.

Other — Certain officers of the Fund are also officers of the Adviser. Such officers are paid no fees by the Fund for serving as officers of the Fund.

Income Opportunities Fund	April 30, 2022 (Unaudited)

5.	Fair Value

The following table presents information about the Fund’s assets measured at fair value on a recurring basis as of April 30, 2022, and indicates the fair value hierarchy of the inputs utilized by the Fund to determine such fair value:

	Level 1	Level 2	Level 3	Total

Leveraged loans	$—	$217,011,491	$11,308,526	$228,320,017

High yield securities	—	244,669,117	1,270,000	245,939,117

Preferred stocks	—	—	409,047	409,047

Common stocks	3,148,381	—	4,925,155	8,073,536

Cash equivalents	6,163,322	—	—	6,163,322

Total	$9,311,703	$461,680,608	$17,912,728	$488,905,039

The following are the details of the restricted securities held by the Fund:

Issuer	Asset	Par/Shares	Cost	Fair Value	Acquisition Date	% of Net Assets

Common Stock

Foresight Energy LLC	Common Stock	320,381	$3,568,044	$4,515,459	6/30/2020	1.48%

CTI Foods Holding Co LLC	Common Stock	955	112,798	—	5/3/2019	0.00%

Leveraged Loans

Sequa Corp	TL 1L 07/20	5,745,343	5,594,808	5,754,938	7/31/2020	1.89%

Sequa Corp	TL 2L 07/20	17,878,559	18,015,390	17,824,924	7/31/2020	5.86%

Yak Access LLC	TL 1L B 05/18	5,792,935	5,630,798	5,035,769	6/29/2018	1.65%

Belk Inc	TL 1L 02/21	459,875	454,814	454,701	2/24/2021	0.15%

Belk Inc	TL 1L EXIT 02/21	8,232,031	5,132,608	4,916,087	2/24/2021	1.62%

Foresight Energy LLC	TL 1L A 06/20	2,191,606	2,191,606	2,191,606	6/30/2020	0.72%

Excelitas Technologies Corp	TL 2L 10/17	11,291,720	11,297,070	11,327,007	11/17/2017	3.72%

ScionHealth	TL 1L B 12/21	1,742,513	1,626,020	1,533,411	12/17/2021	0.50%

Learning Care Group Inc	TL 1L B 05/20	1,272,151	1,249,265	1,284,872	5/21/2020	0.42%

Learning Care Group Inc	TL 2L 03/18	124,840	121,958	124,060	2/11/2021	0.04%

Trade Claim

Quorum Health Corp		3,964,000	1,871,035	365,481	7/7/2020	0.12%

Total			$56,866,214	$55,328,315

(1)	Refer to the Schedule of Investments for more details on securities listed.

Income Opportunities Fund	April 30, 2022 (Unaudited)

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining value:

	Leveraged Loans	High Yield Securities	Preferred Stocks	Common Stocks

Balance as of October 31, 2021	$9,485,763	$—	$409,050	$4,697,082

Transfer into Level 3	—	1,271,003	—	—

Purchases	1,906,894	—	—	—

Sales and paydowns	(21,523)	—	—	—

Settlements	12,190	4,246	—	—

Net change in (depreciation)/appreciation	(75,096)	(5,249)	(3)	228,073

Net realized gains	298	—	—	—

Balance as of April 30, 2022	$11,308,526	$1,270,000	$409,047	$4,925,155

Net change in (depreciation)/appreciation on investments held at April 30, 2022	$(85,855)	$(5,249)	$(3)	$228,073

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of April 30, 2022:

Financial Asset	Fair Value	Valuation Technique(1)	Unobservable Inputs(2)	Range (Weighted Average)(3)

Leveraged Loans	$11,308,526	Yield Analysis	Yield	9% -11% (10%)
			Discount Margin	3% - 4% (4%)
			EBITDA Multiple	2.0x - 13.5x (10.0x)
			Net Leverage	0.3x - 7.6x (5.5x)

Common Stocks	$4,925,155	Market Comparables	FWD EBITDA	2.0x - 11.4x (2.1x)
			Illiquidity Discount	15% - 20% (15%)
		Discounted Cash Flows	WACC	25%

High Yield Securities	$1,270,000	Yield Analysis	Yield	8%
			Discount margin	1%
			EBITDA multiple	13.1x
			Net leverage	10.7x

Preferred Stocks	$409,047	Market Comparables	LTM Revenue	12.5x
			Illiquidity Discount	20%
			FWD EBITDA	11.4x

(1)

For the assets that have more than one valuation technique, the Fund may rely on the techniques individually or in aggregate based on a weight ascribed to each one ranging from 0.00%-100.00%. When determining the weighting ascribed to each valuation methodology, the Fund considers, among other factors, the availability of direct market comparables, the applicability of a discounted cash flow analysis and the expected hold period and manner of realization for the investment. These factors can result in different weightings among the investments and in certain instances, may result in up to a 100.00% weighting to a single methodology.

(2)

The significant unobservable inputs used in the fair value measurement of the Fund’s assets and liabilities may include the last twelve months (“LTM”) EBITDA multiple, weighted average cost of capital, discount margin, probability of default, loss severity and constant prepayment rate. In determining certain of these inputs, management evaluates a variety of factors including economic, industry and market trends and

Income Opportunities Fund	April 30, 2022 (Unaudited)

developments, market valuations of comparable companies, and company specific developments including potential exit strategies and realization opportunities. Significant increases or decreases in any of these inputs in isolation could result in significantly lower or higher fair value measurement.

(3)	Weighted average amounts are based on the estimated fair values.

6.	Investment Transactions

The cost of investments purchased and the proceeds from the sale of investments, other than short-term investments, for the six months ended April 30, 2022 were as follows:

Purchases	$96,581,335

Sales	$89,318,363

There were no purchases or sales of U.S. Government securities.

7.	Commitments and Contingencies

The Fund may enter into certain credit agreements, of which all or a portion may be unfunded. The Fund had no unfunded commitments as of April 30, 2022.

Under the Fund’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum liability exposure under these arrangements is unknown, as future claims that have not yet occurred may be made against the Fund. However, based on experience, management expects the risk of loss to be remote.

8.	Federal Income Taxes

The timing and characterization of certain income, capital gains, and return of capital distributions are determined annually in accordance with federal tax regulations, which may differ from GAAP. As a result, the net investment income and net realized gains (losses) on investment transactions for a reporting period may differ significantly from distributions during such period. These book to tax differences may be temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, accumulated net investment income or accumulated net realized gains (losses), as appropriate, in the period in which the differences arise.

As of October 31, 2021, the following permanent differences have been reclassified (to)/from the following accounts:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital

$182,810	$(33,226)	$(149,584)

The tax character of distributions declared for the year ended October 31, 2021 and the six months ended April 30, 2022, were as follows:

	Ordinary Income	Total

October 31, 2021	$25,628,796	$25,628,796

April 30, 2022*	$12,814,398	$12,814,398

*

The final tax character of any distribution declared during the six months ended April 30, 2022 will be determined in January 2023 and reported to shareholders on IRS Form 1099-Div in accordance with federal income tax regulations.

Income Opportunities Fund	April 30, 2022 (Unaudited)

As of October 31, 2021, the components of accumulated losses on a tax basis for the Fund are as follows:

Undistributed Ordinary Income	Net Unrealized Appreciation	Other Temporary Differences	Total Accumulated Losses

$3,694,270	$815,095	$(25,436,375)	$(20,927,010)

Net capital losses earned may be carried forward indefinitely and must retain the character of the original loss. During the year ended October 31, 2021, the Fund utilized capital loss carry-forwards of $13.4 million. As of October 31, 2021, the Fund had non-expiring capital loss carry-forwards of $24.2 million.

As of October 31, 2021, the total cost of securities for federal income tax purposes and the aggregate gross unrealized appreciation and depreciation for securities held by the Fund are as follows:

Federal To Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation

$517,805,317	$13,853,096	$(13,038,001)	$815,095

9.	Credit Facility

In October 2019, the Fund entered into a credit agreement (the “State Street Credit Facility”) with State Street Bank and Trust Company (“State Street”). The State Street Credit Facility provides for loans to be made in U.S. dollars and certain foreign currencies to an aggregate amount of $160.0 million, with an “accordion” feature that allows the Fund, under certain circumstances, to increase the size of the facility to a maximum of $225.0 million. The Fund may reduce or terminate the commitments under the State Street Credit Facility with three business days’ notice. State Street is required to provide the Fund with 270 days’ notice prior to terminating the State Street Credit Facility.

Prior to December 30, 2021, interest on the State Street Credit Facility was generally based on the London Interbank Offered Rate (“LIBOR”), or with respect to borrowings in foreign currencies, on a base rate applicable to such currency borrowing, plus a spread of 0.75%. On December 30, 2021, the Fund amended the State Street Credit Facility to replace the LIBOR with the Secured Overnight Financing Rate and added an additional spread adjustment of 0.12%-0.33% for borrowings denominated in the British pound. The Fund also pays a commitment fee on any unused commitment amounts between 0.15% and 0.25%, depending on utilization levels. As of April 30, 2022, the Fund was in compliance with the terms of the State Street Credit Facility.

The components of interest expense, average interest rates (i.e., base interest rate in effect plus the spread) and average outstanding balances for the Fund’s credit facilities for the six months ended April 30, 2022 were as follows:

Stated interest expense	$590,418

Unused commitment fees	11,611

Total interest expense	$602,029

Weighted average interest rate	0.83%

Average borrowings	$142,189,560

Income Opportunities Fund	April 30, 2022 (Unaudited)

10.	Mandatorily Redeemable Preferred Shares

On October 15, 2019, the Fund issued 10-year mandatorily redeemable preferred shares (the “MRPS”). The Fund authorized and issued 2.0 million MRPS with a total liquidation value of $50.0 million. The final redemption date of the MRPS is October 31, 2029. The Fund makes quarterly dividend payments on the MRPS at an annual dividend rate of 3.81%. The fair value of MRPS approximates its par value as of April 30, 2022. This fair value is based on Level 2 inputs under the fair value hierarchy.

Offering costs incurred in connection with the issuance of MRPS have been recorded, and are being deferred and amortized through the final redemption date of the MRPS. The amortization of these costs is included in preferred shares interest expense in the Statement of Operations.

Income Opportunities Fund	April 30, 2022 (Unaudited)

VOTING RESULTS FROM THE MARCH 18, 2022 SHAREHOLDER MEETING

At the Annual Meeting of Shareholders held on March 18, 2022, shareholders approved the election of Catherine B. Sidamon-Eristoff as a Class II Trustee to the Board of Trustees to serve a three year term expiring in 2025 based on the following results:

Total Outstanding Shares	22,340,315

Total Shares Voted	16,997,974

For	16,547,980

Withheld	449,994

At the Annual Meeting of Shareholders held on March 18, 2022, preferred shareholders approved the election of Tobin V. Levy as a Class II Trustee to the Board of Trustees to serve a three year term expiring in 2025 based on the following results:

Total Outstanding Shares	2,000,000

Total Shares Voted	1,040,000

For	1,040,000

Withheld	0

(b) Not applicable

Item 2. Code of Ethics.

Not applicable for semi-annual report.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual report.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual report.

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semi-annual report.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No purchases were made during the reporting period by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees since the registrant last provided disclosure in response to this item.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) There have been no changes in the registrant’s internal control over financial reporting during the six months ended April 30, 2022 that materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

The registrant did not engage in securities lending activities during the fiscal period reported on this Form N-CSR.

Item 13. Exhibits.

(a)(1) Not applicable.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certifications pursuant to Section  906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

KKR Income Opportunities Fund

By /s/ Eric Mogelof
Eric Mogelof, President

Date June 29, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Eric Mogelof
Eric Mogelof, President

Date June 29, 2022

By /s/ Thomas Murphy
Thomas Murphy, Treasurer, Chief Accounting Officer & Chief Financial Officer

Date June 29, 2022